ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES - Schedule of Accrued Expenses and Other Current Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Gaming tax and license fee accruals	$ 162,427	$ 171,014
Operating expense and other accruals and liabilities	162,236	165,975
Staff cost accruals	137,362	123,227
Interest expense payables	115,921	119,026
Property and equipment payables	63,988	67,027
Intangible assets liabilities	48,765	31,889
Accrued expenses and other current liabilities	1,076,150	1,054,018
Interest Rate Swap [Member]
Interest rate swap liabilities	513	0
Advance deposits and ticket sales [Member]
Contract with Customer Liability	268,353	253,338	$ 250,955
Outstanding Gaming Chips [Member]
Contract with Customer Liability	84,853	83,414	83,012
Loyalty Program Liabilities [Member]
Contract with Customer Liability	$ 31,732	$ 39,108	$ 36,000